SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          Form 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported) May 4, 1995.


                       FOOD LION, INC.
   (Exact name of registrant as specified in its charter)


North Carolina                      0-6080              56-0660192
(State or other jurisdiction       (Commission         (IRS Employer
of incorporation)                   File Number)     Identification No.)


P.O. Box 1330, 2110 Executive Drive, Salisbury, North
Carolina 28145-1330
(704) 633-8250
(Address and telephone number of principal executive offices and principal place of business)


                            N.A.
(Former name or former address if changed since last report)

Item 5.  Other Events.

     On May 4, 1995, the Board of Directors of Food Lion, Inc. (the "Company") approved the repurchase of up to $100 million worth of the Company's common stock (Class A and Class B) during the next twelve months. The stock repurchase is further described in a press release issued by the Company on May 4, 1995, a copy of which is attached hereto as an exhibit.


Item 7. Financial Statements and Exhibits

     (b)  Exhibits

          Exhibit No.              Description
               99                  Press Release Regarding
                                   Share Repurchase




                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   FOOD LION, INC.
                                   REGISTRANT


                                   BY:  Dan A. Boone
                                        Chief Financial Officer
                                        and Secretary

                                        (Duly Authorized Officer)


DATE: May 4, 1995